UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2025

Date of Report (Date of earliest event reported)

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 315-9381

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	KOYNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KOYN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	KOYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 10, 2025, of CSLM Digital Asset Acquisition Corp III, Ltd (the “Company”) entered into a Consulting Agreement with Ryan Gentry (the “Gentry Consulting Agreement”) pursuant to which Mr. Gentry agreed to provide the Company with consulting services, which may include but are not limited to, assisting with analysis and advice regarding the potential investment opportunities for special purpose acquisition companies, accounting and bookkeeping, and administrative support. Pursuant to the terms of the Consulting Agreement, Mr. Gentry is entitled to a consulting fee of $12,500 per month, payable at the end of each monthly period. The Consulting Agreement will terminate automatically upon completion of a business combination by the Company, unless sooner terminated by either party subject to the terms and conditions therein.

The Gentry Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 10, 2025, the Company entered into a Consulting Agreement with Vikas Mittal (the “Mittal Consulting Agreement”) pursuant to which Mr. Mittal agreed to provide the Company with consulting services, which may include but are not limited to, assisting with analysis and advice regarding the potential investment opportunities for special purpose acquisition companies, accounting and bookkeeping, and administrative support. Pursuant to the terms of the Consulting Agreement, Mr. Mittal is entitled to a consulting fee of $17,500 per month, payable at the end of each monthly period. The Consulting Agreement will terminate automatically upon completion of a business combination by the Company, unless sooner terminated by either party subject to the terms and conditions therein.

The Mittal Consulting Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

The foregoing descriptions of the Gentry Consulting Agreement and Mittal Consulting Agreement do not purport to be complete and are qualified in their entirety by references to the Gentry Consulting Agreement and Mittal Consulting Agreement, respectively.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2025, Charles T. Cassel III resigned from his role as Chief Executive Officer the Company, and was appointed by the Board of Directors (the “Board”) of the Company to serve as Director, in each case, effective November 10, 2025. Mr. Cassel’s departure as Chief Executive Officer of the Company was not a result of any disagreement between Mr. Cassel and the Company or any of the directors on any matter relating to the Company’s operations, policies or practices.

On November 10, 2025, the Board appointed Vikas Mittal, as Co-Chief Executive Officer of the Company, effective November 10, 2025. Vikas Mittal is the Company’s current Chief Financial Officer and Chairman, positions he continues to hold, and has held since March 2025 and April 2025, respectively. Mr. Mittal is a director of Bitcoin Infrastructure Acquisition Corp Ltd. and Bitcoin Infrastructure Acquisition Corp II Ltd. Vikas Mittal has served as the Managing Member and Chief Investment Officer of Meteora Capital, LLC (“Meteora”), an investment adviser since January 2022. Mr. Mittal has also served as Chief Financial Officer of Berto Acquisition Corp. since June 2025. Prior to Meteora, Mr. Mittal was an investment professional and member Glazer Capital, LLC (“GCM”), having joined GCM in 2005. Before transitioning to the buy-side, Mr. Mittal was part of the founding team that launched Raymond James’ TMT investment banking practice in Palo Alto, California, in 2002 focusing on mid-market mergers and acquisitions and private placements. Mr. Mittal earned a B.S. in Finance from University of Florida in 2002, summa cum laude, and earned an MBA from NYU Stern School of Business in 2012. Mr. Mittal is also a CFA holder.

On November 10, 2025, the Board appointed Ryan Gentry, as Co-Chief Executive Officer and Chief Investment Officer of the Company, in each case, effective November 10, 2025. Ryan Gentry brings over a decade of experience spanning engineering, venture capital, and financial technology, with a focus on innovation at the intersection of finance and the Internet. Ryan Gentry serves as Chief Executive Officer of Bitcoin Infrastructure Acquisition Corp Ltd, a position he has held since its inception in June 2025. From 2020 to 2025, he led Business Development at Lightning Labs, where he helped scale the company’s Bitcoin and stablecoins payments infrastructure to support tens of billions of dollars in annualized volume on the Lightning Network. Prior to that, Mr. Gentry served as Lead Analyst at Multicoin Capital from 2018 to 2020, where he conducted diligence on early-stage investments in decentralized protocols and digital asset infrastructure. He began his career as a controls engineer at Intel Corporation, supporting automation systems in high-volume semiconductor manufacturing. Mr. Gentry holds a B.S. in Aerospace Engineering from The University of Texas at Austin and an M.S. in Electrical and Computer Engineering from the Georgia Institute of Technology.

On November 10, 2025, Jonathan M. Binder resigned from his role as director of the Company, effective immediately. Mr. Binder’s departure as a member of the Board of Directors was not a result of any disagreement between Mr. Binder and the Company or any of the directors on any matter relating to the Company’s operations, policies or practices.

None of Charles T. Cassel III, Vikas Mittal or Ryan Gentry have a family relationship with any of the officers or directors of the Company, or any person nominated or chosen by the Company to become a director or executive officer of the Company. There are no related party transactions with regard to such individuals reportable under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Consulting Agreement dated November 10, 2025, between CSLM Digital Asset Acquisition Corp III, Ltd and Ryan Gentry.

10.2	Consulting Agreement, dated November 10, 2025, between CSLM Digital Asset Acquisition Corp III, Ltd and Vikas Mittal.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 12, 2025

CSLM DIGITAL ASSET ACQUISITION CORP III, LTD

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	Chief Financial Officer

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